Exhibit 77C
          Kemper Horizon Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-7365
          Page 1


          A joint special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:   Election of the Board of Trustees

                    James E. Akins

                       Vote             Number
                       ----             ---------
                       FOR              7,357,387
                       WITHHELD            83,064

                    Arthur R. Gottschalk

                       Vote             Number
                       ----             ---------
                       FOR              7,359,825
                       WITHHELD            80,625

                    Frederick T. Kelsey

                       Vote             Number
                       ----             ---------
                       FOR              7,367,496
                       WITHHELD            72,954

                    Daniel Pierce

                       Vote             Number
                       ----             ---------
                       FOR              7,361,712
                       WITHHELD            78,739


























          Exhibit 77C
          Kemper Horizon Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-7365
          Page 2

                    Fred B. Renwick

                       Vote             Number
                       ----             ---------
                       FOR              7,367,496
                       WITHHELD            72,954

                    John B. Tingleff

                       Vote             Number
                       ----             ---------
                       FOR              7,367,496
                       WITHHELD            72,954

                    Edmond D. Villani

                       Vote             Number
                       ----             ---------
                       FOR              7,360,552
                       WITHHELD            79,899

                    John B. Weithers

                       Vote             Number
                       ----             ---------
                       FOR              7,367,496
                       WITHHELD            72,954

          Item 2:   Selection of Independent Auditors

                       Vote             Number
                       ----             ---------
                       FOR              7,243,778
                       AGAINST             66,597
                       ABSTAIN            130,077

























          Exhibit 77C
          Kemper Horizon Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-7365
          Page 3

          Item 3:   New Investment Management Agreement

                    Horizon 20+ Portfolio

                       Vote             Number
                       ----             ---------
                       FOR              2,732,295
                       AGAINST             34,727
                       ABSTAIN             56,906

                    Horizon 10+ Portfolio

                       Vote             Number
                       ----             ---------
                       FOR              2,764,240
                       AGAINST             23,323
                       ABSTAIN             39,664

                    Horizon 5 Portfolio

                       Vote             Number
                       ----             ---------
                       FOR              1,407,932
                       AGAINST             22,562
                       ABSTAIN             53,921

          Item 5:   New Sub-Advisory Agreement

                    Horizon 20+ Portfolio

                       Vote             Number
                       ----             ---------
                       FOR              2,711,452
                       AGAINST             43,574
                       ABSTAIN             68,901


























          Exhibit 77C
          Kemper Horizon Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-7365
          Page 4

                    Horizon 10+ Portfolio

                       Vote             Number
                       ----             ---------
                       FOR              2,761,525
                       AGAINST             11,853
                       ABSTAIN             53,849

                    Horizon 5 Portfolio

                       Vote             Number
                       ----             ---------
                       FOR              1,414,146
                       AGAINST              9,650
                       ABSTAIN             60,620

          Item 7:   New Rule 12b-1 Distribution Plan

                    Horizon 20+ Portfolio
                    (for Class B shareholders)

                       Vote             Number
                       ----             ---------
                       FOR              1,381,470
                       AGAINST             19,629
                       ABSTAIN             43,359

                    Horizon 20+ Portfolio
                    (for Class C shareholders)

                       Vote             Number
                       ----             ---------
                       FOR                169,787
                       AGAINST              3,295
                       ABSTAIN              6,877
























          Exhibit 77C
          Kemper Horizon Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-7365
          Page 5

                    Horizon 10+ Portfolio
                    (for Class B shareholders)

                       Vote             Number
                       ----             ---------
                       FOR              1,264,666
                       AGAINST              5,697
                       ABSTAIN             39,825

                    Horizon 10+ Portfolio
                    (for Class C shareholders)

                       Vote             Number
                       ----             ---------
                       FOR                287,734
                       AGAINST                 16
                       ABSTAIN              2,722

                    Horizon 5 Portfolio
                    (for Class B shareholders)

                       Vote             Number
                       ----             ---------
                       FOR                707,837
                       AGAINST              2,789
                       ABSTAIN             39,021

                    Horizon 5 Portfolio
                    (for Class C shareholders)

                       Vote             Number
                       ----             ---------
                       FOR                188,530
                       AGAINST                  0
                       ABSTAIN              5,821

























          Exhibit 77C
          Kemper Horizon Fund
          Form N-SAR for the period ended 01/31/98
          File No. 811-7365
          Page 6

          Item 8:   Approve changes in the investment policies

                    Horizon 20+ Portfolio

                       Vote             Number
                       ----             ---------
                       FOR              2,671,262
                       AGAINST            112,409
                       ABSTAIN            124,920

                    Horizon 10+ Portfolio

                       Vote             Number
                       ----             ---------
                       FOR              2,758,868
                       AGAINST             99,899
                       ABSTAIN            112,211

                    Horizon 5 Portfolio

                       Vote             Number
                       ----             ---------
                       FOR              1,524,789
                       AGAINST             34,273
                       ABSTAIN             91,097



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